LETTER TO SHAREHOLDERS                              ACM Government Spectrum Fund
================================================================================

August 13, 1997

Dear Shareholder:

The U.S. bond market posted modest gains through the first half of 1997. After trading lower during the first quarter on fears that too-strong growth would ignite inflation, the market rebounded in the second quarter. Data released during the quarter indicated that the economy had slowed from its unsustainable first quarter pace and inflation remained dormant, thus easing investor concerns and pushing the market higher.

Interest rates, which peaked in late spring following the Fed's decision to raise the Fed Funds rate, ended the period lower on all maturities. Among investment-grade bonds, mortgage-backed securities were the best performing followed by corporates, asset-backed and government securities.

Outside the U.S., low inflation throughout the world helped emerging markets to continue their strong performance. In many developed markets, however, low inflation was offset by improving growth prospects.

INVESTMENT RESULTS*
  Total Returns for the Periods Ended 6/30/97

                                 6 Months         12 Months
                                 --------         ---------
  ACM Government
    Spectrum Fund                  2.24%           11.12%
  Lehman Brothers
    Aggregate Bond Index           3.09             8.15

*Total returns are based on net asset value.

ECONOMIC REVIEW

The U.S. economy continued its strong performance in early 1997, led by continued strength in the labor market. The unemployment rate dropped to twenty-year lows and wages continued to climb. In response to the continued economic strength and what were viewed as mounting inflationary pressures, the Federal Reserve Bank raised short-term interest rates in March. Overall, economic growth which had risen to 3.8% at the end of 1996, further accelerated to 4.9% during the first quarter of 1997.

More recent data shows that the economy slowed sharply during the second quarter, led by a decline in consumer spending. Retail sales of merchandise declined 3.8% in the second quarter while real construction spending fell 2.0% during April and May. Overall, GDP growth slowed to 2.2% for the quarter.

In spite of an increase in wage pressures, inflation remained very well behaved during the first half of 1997. Consumer prices increased at a 1.4% annual rate in the first six months of the year and are up 2.3% from the same period last year. Meanwhile, producer prices dropped for six months in a row through June.

In Germany and France, deteriorating fiscal conditions increased the probability of a broader, more inclusive European Monetary Union and heightened concerns that the new Euro currency will be weaker than the German deutschmark. Throughout Europe, the economic recovery has struggled to gain strength and unemployment has persisted at post-war highs. In Canada, strong growth and currency weakness prompted official interest rate increases late in the period. Meanwhile, official interest rates went down in Australia and New Zealand as inflation fell.

The emerging market economies, benefiting from generally stable worldwide interest rates, moved into their second year of healthy growth and low inflation. With sustained strength in export markets, the benefits of reform have begun to penetrate deeper into the emerging market economies. Declining unemployment has relieved some political pressures and strengthened commitment to the ongoing process of reform and revitalization.
                                                                              --
                                                                               1
                                                                              --

                                                   ACM Government Spectrum Fund
================================================================================

INVESTMENT OUTLOOK

We expect economic activity to accelerate somewhat in the third quarter. Consumer confidence has reached new highs, real income is growing solidly and the labor market remains strong, with unemployment at 5.0%. We expect this re-acceleration to be moderate, with economic growth averaging 3.0% to 3.5% for 1997. With multi-quarter growth trending above the level historically considered to be non-inflationary, Federal Reserve policymakers will continue to closely monitor inflationary pressures with a bias towards increasing rates at the first sign of economic overheating.

Outside of the U.S., we expect inflation to be restrained and growth to remain positive. Despite the occasional comment about postponing European Monetary Union, we believe it will proceed and the historically weaker markets, particularly Spain and Italy, will outperform Germany and other core countries. In the non-U.S. dollar bloc, we continue to find value in New Zealand and Australia, while believing the Bank of Canada will need to tighten monetary policy to better reflect improving economic fundamentals. Weaker growth in Southeast Asia is likely to affect the Australian and New Zealand economies, and we expect a further relaxing of monetary conditions in New Zealand.

Given our expectations for relatively stable growth, inflation and monetary policy worldwide, the developing markets should provide investment opportunities as the process of reform and integration continues. However, the generic risk premiums for these countries are more rationally aligned with economic fundamentals than they have been for some time and caution is warranted. We believe that, going forward, country selection will be more critical than in the last several quarters.

Thank you for your continued interest and investment in ACM Government Spectrum Fund. We look forward to reporting its progress to you in the coming months.




Sincerely,


/s/ John D. Carifa


John D. Carifa
Chairman


/s/ Wayne D. Lyski


Wayne D. Lyski
President

--
 2
--

PORTFOLIO OF INVESTMENTS
June 30, 1997 (unaudited)                           ACM Government Spectrum Fund
================================================================================


                                      Principal
                                       Amount
                                        (000)     U.S. $ Value
--------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY
  OBLIGATIONS-89.0%
U.S. TREASURY BONDS-41.8%
  Zero coupon, 2/15/15......  US$      90,630     $ 26,909,860
  8.125%, 8/15/19 (a).......           22,000       25,097,160
  10.75%, 8/15/05 (a).......           11,250       14,189,062
  12.75%, 11/15/10 (a)......            9,250       12,835,855
  14.00%, 11/15/11 (a)......           19,300       29,085,679
                                                  ------------
                                                   108,117,616
                                                  ------------

U.S. TREASURY NOTES-30.4%
  6.25%, 10/31/01 (a).......           12,490       12,431,422
  6.50%, 8/15/05 (a)........           30,075       29,990,489
  7.00%, 7/15/06 (a)........            7,500        7,715,625
  7.875%, 11/15/04 (a)......           17,000       18,346,740
  8.875%, 11/15/97 (a)......           10,000       10,115,600
                                                  ------------
                                                    78,599,876
                                                  ------------

MORTGAGE-RELATED
  SECURITIES-10.1%
Government National
  Mortgage Association TBA
  7.50%, 1/15/99............            8,000        8,022,480
  8.00%, 12/15/99...........           17,500       17,904,600
                                                  ------------
                                                    25,927,080
                                                  ------------

FEDERAL AGENCY
  SECURITY-6.7%
Student Loan Marketing
  Association
  15.00%, 9/23/97...........           17,000       17,353,260
                                                  ------------
Total U.S. Government and
  Agency Obligations
  (cost $232,057,765).......                       229,997,832
                                                  ------------

SOVEREIGN DEBT
  OBLIGATIONS-26.5%
AUSTRALIA-4.6%
Commonwealth of Australia
  8.75%, 8/15/08............  AU$      14,000     $ 11,867,617
                                                  ------------

ITALY-1.8%
Republic of Italy
  6.25%, 3/01/02............  ITL   8,000,000        4,725,901
                                                  ------------

NEW ZEALAND-6.5%
Government of New Zealand
  10.00%, 3/15/02...........  NZ$      22,000       16,823,392
                                                  ------------

PORTUGAL-4.9%
Government of Portugal
  8.75%, 3/23/01............  PTE   2,000,000       12,620,873
                                                  ------------

SOUTH AFRICA-0.4%
International Bank for
  Reconstruction and
  Development
  Zero coupon, 7/14/27......  ZAR     150,000        1,057,968
                                                  ------------

SPAIN-5.3%
Government of Spain
  11.30%, 1/15/02...........  ESP   1,650,000       13,743,094
                                                  ------------

SWEDEN-3.0%
Kingdom of Sweden
  5.50%, 4/12/02............  SEK      60,000        7,672,678
                                                  ------------

Total Sovereign
  Debt Obligations
  (cost $68,882,337)........                        68,511,523
                                                  ------------

                                                                              --
                                                                               3
                                                                              --

PORTFOLIO OF INVESTMENTS
June 30, 1997 (unaudited) (cont.)                   ACM Government Spectrum Fund
================================================================================

                                  Principal
                                   Amount
                                    (000)         U.S. $ Value
--------------------------------------------------------------------------------
OTHER SOVEREIGN
  DEBT OBLIGATIONS-6.7%
New Zealand Treasury Bill
  Zero coupon, 7/16/97
  (cost $17,499,366)........  NZ$     25,440      $ 17,233,225
                                                  ------------


TIME DEPOSIT-4.7%
State Street Bank & Trust Co.,
  Cayman Islands
  5.25%, 7/01/97
  (cost $12,245,000)........  US$     12,245        12,245,000
                                                  ------------

                                   Contracts or
                                    Principal
                                      Amount
                                      (000)        U.S. $ Value
--------------------------------------------------------------------------------
CALL OPTION
  PURCHASED-0.0%
GBP-vs.-DEM Spread Option
  expiring 7/16/97 @ DEM 1.44 (b)
  (cost $125,100)...........              129     $     54,180
                                                  ------------

TOTAL INVESTMENTS-126.9%
  (cost $330,809,568).......                       328,041,760
Other assets less
  liabilities--(26.9%).......                      (69,518,993)
                                                  ------------

NET ASSETS-100%...........                        $258,522,767
                                                  ============

--------------------------------------------------------------------------------

(a) Securities, or portion thereof, have been segregated to collateralize open forward exchange currency contracts and the TBA securities. Total value of segregated securities amounted to $159,807,632 at June 30, 1997.
(b) Non-income producing security.

    Glossary:
    TBA--To be announced

    See notes to financial statements.

--
 4
--


STATEMENT OF ASSETS AND LIABILITIES
June 30, 1997 (unaudited)                                                                           ACM Government Spectrum Fund
=================================================================================================================================
ASSETS
  Investments in securities, at value (cost $330,809,568)................................................      $328,041,760
  Cash (including foreign currency of $21,830 with a cost of $21,851)....................................            58,447
  Receivable for investment securities sold..............................................................         7,706,594
  Interest receivable....................................................................................         6,003,152
  Net unrealized appreciation of swap contracts..........................................................           535,900
  Net unrealized appreciation of forward exchange currency contracts.....................................           437,188
  Prepaid expenses.......................................................................................            29,983
                                                                                                               ------------
  Total assets...........................................................................................       342,813,024
                                                                                                               ------------

LIABILITIES
  Payable for investment securities purchased............................................................        83,868,526
  Advisory fee payable...................................................................................           158,556
  Administrative fee payable.............................................................................            40,405
  Accrued expenses.......................................................................................           222,770
                                                                                                               ------------
  Total liabilities......................................................................................        84,290,257
                                                                                                               ------------

NET ASSETS...............................................................................................      $258,522,767
                                                                                                               ============

COMPOSITION OF NET ASSETS
  Capital stock, at par..................................................................................         $ 370,280
  Additional paid-in capital.............................................................................       329,390,331
  Dividends in excess of net investment income ..........................................................        (2,025,085)
  Accumulated net realized loss on investments and foreign currency transactions.........................       (67,633,056)
  Net unrealized depreciation of investments and foreign currency denominated assets and liabilities.....        (1,579,703)
                                                                                                               ------------
                                                                                                               $258,522,767
                                                                                                               ============

NET ASSET VALUE PER SHARE (based on 37,028,027 shares outstanding).......................................             $6.98
                                                                                                                      =====

--------------------------------------------------------------------------------
See notes to financial statements.
                                                                              --
                                                                               5
                                                                              --


STATEMENT OF OPERATIONS
Six Months Ended June 30, 1997 (unaudited)                                                           ACM Government Spectrum Fund
==================================================================================================================================
INVESTMENT INCOME
  Interest.............................................................................                               $11,238,515
EXPENSES
  Advisory fee.........................................................................              $971,534
  Administrative fee...................................................................               241,769
  Custodian............................................................................               113,722
  Reports and notices to shareholders..................................................                60,255
  Transfer agency......................................................................                41,255
  Audit and legal......................................................................                34,725
  Directors' fee ......................................................................                15,928
  Registration fee.....................................................................                14,323
  Taxes................................................................................                 7,717
  Miscellaneous........................................................................                 3,957
                                                                                                     --------
  Total expenses.......................................................................                                 1,505,185
                                                                                                                      -----------
  Net investment income................................................................                                 9,733,330
                                                                                                                      -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS
  Net realized loss on investment transactions.........................................                                (3,951,110)
  Net realized gain on foreign currency transactions...................................                                   659,744
  Net change in unrealized appreciation (depreciation) of:
    Investments........................................................................                                  (901,348)
    Foreign currency denominated assets and liabilities................................                                  (324,475)
                                                                                                                      -----------
  Net realized and unrealized loss on investments and
    foreign currency transactions......................................................                                (4,517,189)
                                                                                                                      -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS.............................................                               $ 5,216,141
                                                                                                                      ===========


STATEMENT OF CHANGES IN NET ASSETS
====================================================================================================================================

                                                                                            Six Months Ended
                                                                                              June 30, 1997         Year Ended
                                                                                               (unaudited)       December 31, 1996
                                                                                            ----------------     -----------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income................................................................         $ 9,733,330          $ 21,192,869
  Net realized gain (loss) on investments and foreign currency transactions............          (3,291,366)              196,837
  Net change in unrealized appreciation (depreciation) of investments
    and foreign currency denominated assets and liabilities ...........................          (1,225,823)           (7,231,330)
                                                                                               ------------          ------------
  Net increase in net assets from operations ..........................................           5,216,141            14,158,376

DIVIDENDS TO SHAREHOLDERS
  Dividends from net investment income ................................................          (9,916,229)          (21,192,869)
  Dividends in excess of net investment income ........................................          (2,025,085)           (4,355,974)
                                                                                               ------------          ------------
  Total decrease ......................................................................          (6,725,173)          (11,390,467)

NET ASSETS
  Beginning of year ...................................................................         265,247,940           276,638,407
                                                                                               ------------          ------------
  End of period (including undistributed net investment income of $182,899 at
    December 31, 1996).................................................................        $258,522,767          $265,247,940
                                                                                               ============          ============

--------------------------------------------------------------------------------
See notes to financial statements.

--
6
--

NOTES TO FINANCIAL STATEMENTS
June 30, 1997 (unaudited)                           ACM Government Spectrum Fund
================================================================================

NOTE A: Significant Accounting Policies

ACM Government Spectrum Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the last bid price quoted on such day. Listed securities not traded and securities traded in the over-the-counter market, including listed debt securities whose primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices provided by the principal market makers. The U.S. dollar value of forward exchange currency contracts is determined using forward currency exchange rates supplied by a quotation service. Options are valued at market value or fair value using methods determined by the Board of Directors. Securities for which market quotations are not readily available and restricted securities which are subject to limitations as to their resale are valued in good faith at fair value using methods determined by the Board of Directors. Readily marketable fixed-income securities are valued on the basis of prices provided by a pricing service when such prices are believed by Alliance Capital Management L.P. (the "Adviser") to reflect the fair value of such securities. Securities which mature in 60 days or less are valued at amortized cost, which approximates market value, unless this method does not represent fair value.

2. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if applicable, to shareholders. Therefore, provisions for federal income or excise taxes are not required.

3. Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts as adjustments to interest income.

4. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued. Net realized gain on foreign currency transactions represent foreign exchange gains and losses from sales and maturities of foreign securities, holdings of foreign currencies, options on foreign currencies, closed forward exchange currency contracts, exchange gains and losses realized between the trade and settlement dates on foreign security transactions, and the difference between the amounts of interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net foreign currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized depreciation of investments and foreign currency denominated assets and liabilities.

5. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations.

For federal income tax purposes, the Fund's distributions of income and capital gains are subject to recharacterization, which may include a tax return of capital, at the end of the year to reflect the final investment results for the year.

                                                                              --
                                                                               7
                                                                              --

                                                   ACM Government Spectrum Fund
================================================================================

NOTE B: Advisory and Administrative Fees

Under the terms of an Investment Advisory Agreement, the Fund pays its Adviser a monthly advisory fee in an amount equal to the sum of 1/12th of .30% of the Fund's average weekly net assets up to $250 million, 1/12th of .25% of the Fund's average weekly net assets in excess of $250 million, and 5.25% of the daily gross income (i.e., income other than gains from the sale of securities and foreign currency transactions or gains realized from options and futures contracts) accrued by the Fund during the month. However, such monthly advisory fee shall not exceed in the aggregate 1/12th of 1% of the Fund's average weekly net assets during the month (approximately 1% on an annual basis).

Under the terms of a Shareholder Inquiry Agency Agreement with Alliance Fund Services, Inc. ("AFS"), an affiliate of the Adviser, the Fund reimburses AFS for costs relating to servicing phone inquires on behalf of the Fund. During the six months ended June 30, 1997, there was no reimbursement paid to AFS.

Under the terms of an Administrative Agreement, the Fund pays its Administrator, Mitchell Hutchins Asset Management Inc., a monthly fee equal to the annualized rate of .20 of 1% of the Fund's average weekly net assets up to $100 million,
 .18 of 1% of the Fund's next $200 million of average weekly net assets, and .16 of 1% of the Fund's average weekly net assets in excess of $300 million. The Administrator prepares financial and regulatory reports for the Fund and provides other clerical services.

--------------------------------------------------------------------------------

NOTE C: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $206,814,456 and $189,190,305, respectively, for the six months ended June 30, 1997. There were purchases of $440,719,197 and sales of $446,755,899 of U.S.
government and government agency obligations during the six months ended June 30, 1997.

At June 30, 1997, the cost of investments for federal income tax purposes was $334,033,416. Accordingly, gross unrealized appreciation of investments was $655,428 and gross unrealized depreciation was $6,647,084, resulting in net unrealized depreciation of $5,991,656 (excluding foreign currency transactions) on a federal income tax basis.

At December 31, 1996, the Fund had a capital loss carryforward of $61,892,155 of which $27,163,499 expires in the year 2002, $32,047,923 expires in the year 2003 and $2,680,733 expires in the year 2004.

1. Forward Exchange Currency Contracts

The Fund enters into forward exchange currency contracts for investment purposes and in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain firm purchase and sale commitments denominated in foreign currencies. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract is included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward exchange currency contracts are reflected for financial reporting purposes as a component of net unrealized depreciation of investments and foreign currency denominated assets and liabilities.

The Fund's custodian will place and maintain liquid assets in a separate account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. The value on origination date, in U.S. dollars, as reflected in the following table, reflects the total exposure the Fund has in that particular currency contract.

--
8
--

NOTES TO FINANCIAL STATEMENTS (cont.)              ACM Government Spectrum Fund
================================================================================

At June 30, 1997, the Fund had outstanding forward exchange currency contracts as follows:



                                                                   Contract        Value on             U.S. $         Unrealized
                                                Settlement          Amount        Origination          Current         Appreciation
Foreign Currency Buy Contracts                    Date(s)            (000)           Date               Value         (Depreciation)
                                             ---------------       --------       -----------        -----------      --------------

Deutsche Marks...........................    7/2/97 - 9/4/97         13,000       $ 7,550,350        $ 7,471,993        $(78,357)
New Zealand Dollars......................         7/9/97              6,500         4,489,550          4,413,965         (75,585)
Foreign Currency Sale Contracts
Australian Dollars.......................    7/9/97 - 8/29/97        16,250        12,209,413         12,286,213         (76,800)
Deutsche Marks...........................    7/2/97 - 8/12/97        23,300        13,693,913         13,390,368         303,545
Italian Lira.............................         7/21/97        21,811,984        12,839,113         12,824,521          14,592
New Zealand Dollars......................         7/9/97             23,684        16,246,921         16,082,829         164,092
Swedish Krona............................         7/28/97            58,378         7,601,259          7,555,147          46,112
Swiss Francs.............................     7/2/97 - 9/4/97        10,812         7,574,630          7,435,041         139,589
                                                                                                                        --------
                                                                                                                        $437,188
                                                                                                                        ========

2. Option Transactions

For hedging purposes, the Fund purchases and writes (sells) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as a realized gain from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the option written. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

For the six months ended June 30, 1997, the Fund did not have any written option transactions.


                                                                              --
                                                                               9
                                                                              --

                                                    ACM Government Spectrum Fund
================================================================================

3. Interest Rate Swap Agreements

The Fund enters into swaps on sovereign debt obligations to protect itself from interest rate fluctuations on the underlying debt instruments and for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of another party to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

The Fund records a net receivable or payable on a daily basis for the net interest income or expense expected to be received or paid in the interest period. Net interest received or paid on these contracts is recorded as interest income (or as an offset to interest income). Fluctuations in the value of swap contracts are recorded for financial statement purposes as net change in unrealized depreciation on investments.

At June 30, 1997, the Fund had outstanding interest rate swap contracts with the following terms:


                                                                                    Rate Type
                                                                       ---------------------------------------        Unrealized
      Swap              Notional Amount          Termination           Payments made         Payments received       Appreciation
  Counterparty               (000)                   Date               by the Fund             by the Fund         (Depreciation)
  ------------          ---------------          -----------           -------------         -----------------      --------------
Morgan Guaranty
   Trust Co.            ITL 23,000,000              4/30/01               LIBOR*                   9.18%               $1,261,260
Morgan Guaranty
   Trust Co.            ITL 23,000,000              4/30/01                7.98%                  LIBOR*                 (725,360)
                                                                                                                        ---------
                                                                                                                        $ 535,900
                                                                                                                        =========

* LIBOR - London Interbank Offered Rate.
--------------------------------------------------------------------------------

NOTE D: Capital Stock

There are 300,000,000 shares of $0.01 par value common stock authorized, of which 37,028,027 shares were outstanding at June 30, 1997. During the six months ended June 30, 1997 and the year ended December 31, 1996, the Fund did not issue shares in connection with the dividend reinvestment plan.

--
10
--

FINANCIAL HIGHLIGHTS                                ACM Government Spectrum Fund
================================================================================

Selected Data For A Share Of Common Stock Outstanding Throughout Each Period


                                                    Six Months
                                                       Ended                             Year Ended December 31,
                                                   June 30, 1997    --------------------------------------------------------------
                                                    (unaudited)      1996          1995          1994          1993          1992
                                                      ------        ------        ------        ------        ------        ------
Net asset value, beginning of year............        $ 7.16        $ 7.47        $ 6.89        $ 9.49        $ 8.89        $ 9.15
                                                      ------        ------        ------        ------        ------        ------
Income From Investment Operations
---------------------------------
Net investment income.........................           .26           .57           .70(a)        .74(a)        .95(a)       .87(a)

Net realized and unrealized gain
   (loss) on investments, options written
   and foreign currency transactions..........          (.12)         (.19)          .66         (2.46)         1.19          (.27)
                                                      ------        ------        ------        ------        ------        ------
Net increase (decrease) in net asset
   value from operations......................           .14           .38          1.36         (1.72)         2.14           .60
                                                      ------        ------        ------        ------        ------        ------
Less: Dividends and Distributions
---------------------------------
Dividends from net investment income..........          (.27)         (.57)         (.70)         (.70)         (.96)         (.86)
Dividends in excess of net
   investment income..........................          (.05)         (.12)         (.01)          -0-           -0-           -0-
Distributions from net realized gains.........           -0-           -0-           -0-           -0-          (.35)          -0-
Tax return of capital distribution............           -0-           -0-          (.07)         (.18)          -0-           -0-
                                                      ------        ------        ------        ------        ------        ------
Total dividends and distributions.............          (.32)         (.69)         (.78)         (.88)        (1.31)         (.86)
                                                      ------        ------        ------        ------        ------        ------
Capital Share Transactions
--------------------------
Dilutive effect of rights offering............           -0-           -0-           -0-           -0-          (.22)          -0-
Offering costs charged to additional
   paid-in capital............................           -0-           -0-           -0-           -0-          (.01)          -0-
                                                      ------        ------        ------        ------        ------        ------
Total capital share transactions..............           -0-           -0-           -0-           -0-          (.23)          -0-
                                                      ------        ------        ------        ------        ------        ------
Net asset value, end of period................        $ 6.98        $ 7.16        $ 7.47        $ 6.89        $ 9.49        $ 8.89
                                                      ======        ======        ======        ======        ======        ======
Market value, end of period...................        $6.313        $6.375        $6.625        $7.125        $10.00        $ 9.00
                                                      ======        ======        ======        ======        ======        ======
Total Investment Return
-----------------------
Total investment return based on:(b)
Market value..................................          3.85%         6.55%         4.32%       (20.44)%       26.88%        10.17%
Net asset value...............................          2.24%         6.13%        21.64%       (18.93)%       21.90%         7.04%

Ratios/Supplemental Data
------------------------
Net assets, end of period (000's omitted).....      $258,523      $265,248      $276,638      $254,616      $345,547      $282,282
Ratio of expenses to average net assets.......          1.18%(c)      1.17%         1.31%         1.21%         1.21%         1.27%
Ratio of net investment income to
   average net assets.........................          7.62%(c)      8.10%        10.07%         9.58%         9.77%         9.79%
Portfolio turnover rate.......................           218%          453%          377%          294%          445%          471%

-------------------------------------------------------------------------------
(a)  Based on average shares outstanding.

(b) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return for a period of less than one year is not annualized.

(c)  Annualized.

                                                                              --
                                                                              11
                                                                              --

ADDITIONAL INFORMATION                             ACM Government Spectrum Fund
================================================================================

Supplemental Proxy Information

The Annual Meeting of Shareholders of the ACM Government Spectrum Fund, was held on Thursday, July 10, 1997. The description of each proposal and number of shares voted at the meeting are as follows:




                                                                                         Shares            Shares Voted
                                                                                       Voted For        Without Authority
---------------------------------------------------------------------------------------------------------------------------------
1.   To elect directors:          Class Three Directors
                                  (term expires in 2000)
                                  Ruth Block                                           32,735,078            722,016
                                  John D. Carifa                                       32,719,713            737,381
                                  Robert C. White                                      32,684,881            772,213

                                  Class One Director
                                  (term expires in 1998)
                                  Donald J. Robinson                                   32,732,364            724,730


                                                                     Shares             Shares            Shares Voted
                                                                    Voted For        Voted Against           Abstain
---------------------------------------------------------------------------------------------------------------------------------
2.   To ratify the selection of Ernst & Young LLP
     as the Fund's independent auditors for the
     fiscal year ending December 31, 1997:                         32,848,038            187,349            421,707




--
12
--

                                                    ACM Government Spectrum Fund
================================================================================
BOARD OF DIRECTORS

John D. Carifa, Chairman
Ruth Block (1)
David H. Dievler (1)
James R. Greene (1)
Dr. James M. Hester (1)
Donald J. Robinson (1)
Clifford L. Michel (1)
Robert C. White (1)


OFFICERS
Wayne D. Lyski, President
Kathleen A. Corbet, Senior Vice President
Paul J. DeNoon, Vice President
Christian G. Wilson, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Joseph J. Mantineo, Controller


ADMINISTRATOR
Mitchell Hutchins Asset Management Inc.
1285 Avenue of the Americas
New York, NY 10019


CUSTODIAN, DIVIDEND PAYING AGENT,
TRANSFER AGENT AND REGISTRAR
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110


INDEPENDENT AUDITORS
Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019


LEGAL COUNSEL
Seward & Kissel
One Battery Park Plaza
New York, NY 10004


--------------------------------------------------------------------------------
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase from time to time at market prices shares of its Common Stock in the open market.

This report, including the financial statements herein, is transmitted to the shareholders of ACM Government Spectrum Fund for their information. This financial information included herein is taken from the records of the Fund. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

(1) Member of the Audit Committee.

                                                                              --
                                                                              13
                                                                              --

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

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

ACM Government Spectrum Fund
Summary of General Information

THE FUND

ACM Government Spectrum Fund is a closed-end investment company whose shares trade on the New York Stock Exchange. The Fund seeks to provide high current income consistent with preservation of capital. The Fund invests principally in U.S. government obligations. The Fund may also invest up to 35% of its assets in securities of foreign governments. Additionally, the Fund may utilize other investment techniques, including options and futures. The investment adviser of the Fund is Alliance Capital Management L.P.

SHAREHOLDER INFORMATION

Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction Section of newspapers under the designation "ACMSP". The Fund's NYSE trading symbol is "SI". Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron's and other newspapers in a table called "Closed-End Bond Funds."

Additional information about the Fund is available by calling 1-800-221-5672.

DIVIDEND REINVESTMENT PLAN

A Dividend Reinvestment Plan is available to shareholders in the Fund, which provides automatic reinvestment of dividends and capital gain distributions in additional Fund shares. The Plan also allows you to make optional cash investments in Fund shares through the Plan Agent. A brochure describing the Plan is available from the Plan Agent, State Street Bank and Trust Company, by calling 1-800-219-4218.

If you wish to participate in the Plan and your shares are held in your name, simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan.


ACM Government Spectrum Fund
1345 Avenue of the Americas
New York, New York 10105

[LOGO OF ALLIANCE CAPITAL]


(R)These registered service marks used under license from the owner, Alliance Capital Management L.P.

                                      ACM
                               ------------------
                                  GOVERNMENT
                               ------------------
                                   SPECTRUM
                               ------------------
                                     FUND
                               ------------------


                                            Semi-Annual
                                            Report
                                            June 30, 1997



                                            Alliance